UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

**IMPORTANT NOTICE:** Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

# Putnam Managed Municipal Income Trust

**Semiannual report**
**4 | 30 | 20**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMM

Putnam Managed
Municipal Income
Trust

Semiannual report
4 | 30 | 20

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0320. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 10, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country or U.S. territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Managed Municipal Income Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Managed Municipal Income Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Managed Municipal Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Source: Lipper, a Refinitiv company.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

4 Managed Municipal Income Trust

Paul, how did municipal bond funds perform during the reporting period?

Municipal bonds started the period with positive momentum, supported by stable U.S. economic fundamentals and positive supply/demand technicals. However, in late February 2020, fears about the spread of the coronavirus and its potential impact on global economic growth sparked a steep sell-off in equities and other high-risk assets. After experiencing their largest inflow year in 2019, municipal bond funds began to see outflows in March, particularly in the lowest tiers of the market. [Fund flows are a measure of investor demand for mutual funds.] The heavy selling in March led to one of the worst months of performance [–3.63%] for the asset class in decades, as measured by the Bloomberg Barclays Municipal Bond Index [the fund’s benchmark]. Volatility continued into April, but the asset class saw some demand support from banks and insurance companies. The benchmark closed the period with a return of –1.33%.

Credit spreads widened significantly, particularly among lower-quality, high-yield municipals led by airline/airport and tobacco bonds. As investors rushed to safety, even

Managed Municipal Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/20. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/20. Investments in Puerto Rico represented 0.2% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Managed Municipal Income Trust

general obligation bonds of highly rated issuers, such as the State of California, sold off. The outflows depressed prices, and yields rose. In turn, the municipal bond market saw a dislocation in the municipal and U.S. Treasury yield relationship, referred to as the Municipal/Treasury [M/T] ratio. The M/T ratio measures the yield on AAA-rated municipal bonds relative to the yield on U.S. Treasury bonds of similar maturities. The higher, or cheaper, the ratio, the more attractive municipal bonds are relative to U.S. Treasuries. Given the sell-off, municipal bonds were yielding significantly more than 100% of Treasury yields. Historically, a ratio in excess of 100% is interpreted as a buy signal and suggests an attractive entry point for long-term investors.

With the health risks posed by the pandemic rising and economic and financial market conditions deteriorating, monetary and fiscal policy makers moved into action. The Federal Reserve lowered interest rates to near zero and increased its asset purchases to help ease tight credit markets. In an especially noteworthy move, the Fed announced on March 23 that it would start buying corporate and municipal debt. This allows cash-strapped states and cities to get loans to tide them over until the U.S. economy bounces back. On April 9, the Fed authorized the Municipal Liquidity Facility [MLF] to provide aid to state and local governments. On April 27, Fed officials increased the scope and duration of the MLF’s programs to include a broader group of counties and cities. With regard to fiscal initiatives, Congress finalized a $2.2 trillion relief package on March 27 to help hard-hit industries and to provide relief for families, small businesses, and hospitals and health-care systems. In April, Congress passed a new pandemic relief-package totaling $484 billion to aid small businesses and hospitals.

Against this backdrop, higher-quality municipal bonds outperformed lower-quality bonds. Securities with short-term maturities outperformed securities with intermediate- and longer-term maturities.

How did the fund perform during the reporting period?

For the six months ended April 30, 2020, the fund underperformed the benchmark and the average return of its Lipper peer group, High Yield Municipal Debt Funds.

Did your investment approach shift in response to the pandemic and economic uncertainty?

We did become more cautious in our fundamental outlook. At this point, while we don’t expect widespread defaults in the municipal market, we believe some sectors could be hit harder than others. Small colleges, dorm financing, and weaker issuers in health care and transportation come to mind. As such, we have become select sellers of lower-rated bonds in sectors that we believe could encounter more challenging credit conditions and possibly see an uptick in defaults over the next 12 to 24 months. This includes certain project finance, retirement communities, and land development sectors. In addition, we trimmed bonds that we believe may be more susceptible to the economic challenges brought on by the pandemic. Finally, we were carrying 3% to 5% of assets in cash at period-end versus a 1% level that is typical of more stable times.

In our view, safe-harbor sectors include state and local general obligation bonds and utilities. We believe states and local governments are in a unique and flexible position with broad capabilities to raise revenue and reduce expenses. And, as I mentioned earlier, the Fed is providing states, and by extension localities, with emergency aid and helping to maintain liquidity across the municipal bond market. We believe that

Managed Municipal Income Trust 7

water, sewer, and electric utilities should also remain resilient during the crisis as they provide essential services, and most borrowers benefit from the ability to raise rates if needed. While we may see a moderate increase in payment delinquencies, we do not expect any of these sectors to encounter a significant spike in defaults.

At period-end, the fund held an overweight exposure to higher-quality bonds rated A-and BBB- and an underweight exposure to non-rated bonds relative to the fund’s Lipper peer group. Duration positioning, a measure of the portfolio’s interest-rate sensitivity, was slightly longer than that of its Lipper peer group at period-end. The fund’s yield-curve positioning was focused on longer intermediate-term securities with maturities of 10 to 15 years. As part of this strategy, the fund held underweight exposures to long maturity holdings compared with the benchmark.

What is your current assessment of the health of the municipal bond market?

We believe state and local governments can benefit from their unique flexibility during economic downturns. We also believe that the majority of state and local governments have ample reserves in preparation for potential revenue declines, and those without strong reserve levels will have some flexibility to balance their budgets using one-time measures. In our view, most states and local governments would only see prolonged fiscal stress should economic activity fail to stabilize over the next 12 to 18 months.

Our exposure to state and local governments is limited to credits with diverse tax bases and, in our view, the ability to enact broad revenue enhancements or expense cuts.

What is your outlook for the coming months?

With regard to the effects of the pandemic on the U.S. economy, it is too early to know the magnitude of the shock or how deep or long any recession will be. We’ll continue to work closely with our macroeconomic team and municipal credit research analysts to monitor the direction of U.S. economic activity and its potential impact on municipal credit fundamentals.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Managed Municipal Income Trust

From a valuation perspective, municipals are starting to look very attractive to us. With our outlook improving in early to mid-April, we selectively added to the fund’s positions in investment-grade and high-yield municipal bonds. Against this backdrop, we believe our higher-in-credit-quality approach can continue to add both income and return opportunities for our shareholders.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Managed Municipal Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 4/30/20

	Annual
	average
	Life of
	fund
	(since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.09%	73.06%	5.64%	15.62%	2.95%	6.96%	2.27%	–4.45%	–9.20%
Market price	5.69	65.22	5.15	18.89	3.52	5.36	1.76	–6.06	–14.06
Bloomberg Barclays
Municipal Bond Index	5.69	46.44	3.89	16.14	3.04	10.14	3.27	2.16	–1.33
Lipper High Yield
Municipal Debt Funds
(closed-end) category	5.41	76.48	5.82	15.80	2.97	6.51	2.12	–3.91	–8.44
average*

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/20, there were 12, 12, 11, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Managed Municipal Income Trust

Fund price and distribution information For the six-month period ended 4/30/20

Distributions
Number	6
Income[1]	$0.1920
Capital gains[2]	—
Total	$0.1920
	Series A	Series C
Distributions — preferred shares	(240 shares)	(1,507 shares)
Income[1]	$1,041.21	$627.82
Capital gains[2]	—	—
Total	$1,041.21	$627.82
Share value	NAV	Market price
10/31/19	$8.15	$7.97
4/30/20	7.22	6.68
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	5.32%	5.75%
Taxable equivalent[4]	8.99	9.71

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2020. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/24/89)	10 years	average	5 years	average	3 years	average	1 year	6 months
NAV	6.23%	83.02%	6.23%	19.85%	3.69%	11.98%	3.84%	–0.38%	–5.69%
Market price	5.94	81.28	6.13	27.32	4.95	15.58	4.94	1.08	–5.77

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Managed Municipal Income Trust 11

Consider these risks before investing

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund.

12 Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2019, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 356 days beginning October 10, 2019, up to 10% of the fund’s common shares outstanding as of October 9, 2019. At Putnam Management’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020. Putnam Management has proposed to reinstate the share repurchase program effective July 1, 2020, subject to the approval of the Trustees of your fund.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Managed Municipal Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Managed Municipal Income Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Managed Municipal Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust 17

The fund’s portfolio 4/30/20 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	may be subject to a cap or floor. For certain securities,
AGM Assured Guaranty Municipal Corporation	the rate may represent a fixed rate currently in place
AMBAC AMBAC Indemnity Corporation	at the close of the reporting period.
BAM Build America Mutual	G.O. Bonds General Obligation Bonds
COP Certificates of Participation	NATL National Public Finance Guarantee Corporation
FRB Floating Rate Bonds: the rate shown is the current	PSFG Permanent School Fund Guaranteed
interest rate at the close of the reporting period. Rates	U.S. Govt. Coll. U.S. Government Collateralized

MUNICIPAL BONDS AND NOTES (128.8%)*	Rating**	Principal amount	Value
Alabama (2.0%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$500,000	$575,915
zero %, 10/1/46	BBB	3,950,000	3,703,007
Jefferson, Cnty. Rev. Bonds, (Warrants)
5.00%, 9/15/34	AA	2,075,000	2,442,254
5.00%, 9/15/33	AA	275,000	324,624
			7,045,800
Alaska (3.2%)
AK State Indl. Dev. & Export Auth. Rev. Bonds,
(Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/44	A+/F	4,750,000	4,978,950
Northern Tobacco Securitization Corp. Rev. Bonds,
Ser. A, 5.00%, 6/1/46	B3	6,370,000	6,326,620
			11,305,570
Arizona (3.8%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS
Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	470,835
La Paz Cnty., Indl. Dev. Auth. Ed. Fac. Rev. Bonds,
(Harmony Pub. Schools), Ser. A
5.00%, 2/15/48	BBB	2,330,000	2,401,205
5.00%, 2/15/38	BBB	500,000	524,025
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds,
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	698,558
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Great Hearts Academies), 6.00%, 7/1/32
(Prerefunded 7/1/21)	AAA/P	200,000	211,342
(Choice Academies, Inc.), 5.625%, 9/1/42	BB	315,000	309,642
(Great Hearts Academies), 5.00%, 7/1/44	BBB–	1,700,000	1,740,171
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	425,000	427,826
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds,
(BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	223,225
5.00%, 7/1/35	BB	900,000	860,301
Ser. A, 5.00%, 7/1/35	BB	600,000	573,534
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	2,000,000	2,456,020
5.00%, 12/1/32	A3	570,000	676,727

18 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A2	$200,000	$220,712
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	200,000	222,138
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds,
(Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	1,000,000	1,005,160
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds,
Ser. A, 5.00%, 9/1/34	BB+	500,000	481,155
			13,502,576
Arkansas (0.8%)
AR Dev. Fin. Auth. Hlth. Care Rev. Bonds, (Baptist
Health Oblig. Group)
5.00%, 12/1/47	A	600,000	670,182
4.00%, 12/1/44	A	610,000	629,557
4.00%, 12/1/39	A	585,000	611,553
4.00%, 12/1/37	A	805,000	849,718
			2,761,010
California (5.0%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds,
(Episcopal Sr. Cmntys.), 6.00%, 7/1/31	A–/F	660,000	674,315
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC),
Ser. A, 6.00%, 7/1/33	BBB	465,000	490,919
CA State G.O. Bonds, 4.00%, 3/1/37	Aa2	3,250,000	3,691,935
CA State Muni. Fin. Auth. Charter School Rev. Bonds,
(Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB	665,000	662,540
CA State Poll. Control Fin. Auth. Rev. Bonds
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	1,016,700
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,100,000	1,219,240
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Terraces at San Joaquin Gardens), Ser. A,
6.00%, 10/1/47	A–/F	1,345,000	1,386,466
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	450,000	442,688
Golden State Tobacco Securitization Corp. Rev.
Bonds, Ser. A-2, 5.00%, 6/1/47	BB/P	5,000,000	4,873,800
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/36	BBB–/F	325,000	319,023
Rancho Cordova, Cmnty. Fac. Dist. Special Tax
Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB–/P	350,000	363,857
San Francisco, City & Cnty. Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	542,840
zero %, 8/1/38	BBB/P	2,000,000	735,880
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No.
1), 7.75%, 8/1/32	B+/P	835,000	837,121
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5.375%, 9/1/30	A	375,000	391,414
			17,648,738

Managed Municipal Income Trust 19

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Colorado (3.0%)
Aviation Station North Metro. Dist. No. 2 G.O. Bonds,
Ser. A, 5.00%, 12/1/48	B+/P	$850,000	$740,257
Broadway Station Metro. Dist. No. 2 Co. G.O. Bonds,
Ser. A, 5.125%, 12/1/48	B/P	500,000	429,660
Broadway Station Metro. Dist. No. 3 G.O. Bonds,
5.00%, 12/1/49	B/P	500,000	417,520
CO Pub. Hwy. Auth. Rev. Bonds, (E-470), Ser. C,
5.375%, 9/1/26	A2	500,000	503,795
CO State Educ. & Cultural Fac. Auth. Rev. Bonds,
(Skyview Academy), 5.125%, 7/1/34	BB	755,000	716,661
CO State Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmnty.), 6.375%, 1/1/41	BB/P	810,000	827,318
(Total Longterm Care National), Ser. A, 6.25%,
11/15/40 (Prerefunded 11/15/20)	AAA/P	300,000	308,508
(Evangelical Lutheran Good Samaritan
Society Oblig. Group (The)), 5.625%, 6/1/43
(Prerefunded 6/1/23)	AAA/P	250,000	286,730
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Christian Living Neighborhood)
5.00%, 1/1/37	BB/P	1,250,000	1,129,150
5.00%, 1/1/31	BB/P	500,000	466,230
Eaton, Area Park & Recreation Dist. G.O. Bonds,
5.25%, 12/1/34	BB/P	220,000	221,093
Park Creek, Metro. Dist. Tax Allocation Bonds, (Sr.
Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	253,699
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1),
5.00%, 12/1/40	BB–/P	1,650,000	1,582,581
Regl. Trans. Dist. Rev. Bonds, (Denver Trans.
Partners), 6.00%, 1/15/41	Baa3	750,000	752,093
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1,
5.00%, 12/1/37	Ba1	500,000	501,900
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A,
5.00%, 12/1/49	B+/P	1,000,000	881,180
Willow Bend Metro. Dist. G.O. Bonds, Ser. A,
5.00%, 12/1/39	BB–/P	600,000	552,138
			10,570,513
Connecticut (0.4%)
Harbor Point Infrastructure Impt. Dist. 144A Tax
Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,500,000	1,525,335
			1,525,335
Delaware (1.7%)
DE State Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.40%, 2/1/31	A–	500,000	503,340
(Indian River Pwr.), 5.375%, 10/1/45	Baa2	2,600,000	2,592,174
(ASPIRA of Delaware Charter Operations, Inc.),
Ser. A, 5.00%, 6/1/51	BB	1,035,000	904,311
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB	705,000	664,801
Millsboro Special Oblig. 144A Tax Alloc. Bonds,
(Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB–/P	1,490,000	1,389,053
			6,053,679

20 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
District of Columbia (1.7%)
DC Rev. Bonds
(Howard U.), Ser. A, 6.50%, 10/1/41	BBB–	$395,000	$394,518
(Howard U.), Ser. A, 6.25%, 10/1/32	BBB–	525,000	524,318
(D.C. Intl. School), 5.00%, 7/1/49	BBB	1,275,000	1,209,312
(KIPP DC), 4.00%, 7/1/44	BBB+	750,000	667,590
DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,258,875
Metro. Washington DC, Arpt. Auth. Dulles Toll
Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.), Ser. B,
4.00%, 10/1/44 T	Baa2	1,060,000	1,045,871
(Dulles Metrorail & Cap. Impt. Proj.),
4.00%, 10/1/53 T	Baa2	1,065,000	1,019,151
			6,119,635
Florida (5.1%)
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A
Special Assessment Bonds, (Alachua Cnty.),
5.00%, 5/1/48	B/P	240,000	227,215
Double Branch Cmnty. Dev. Dist. Special Assmt.
Bonds, (Sr. Lien), Ser. A-1, 4.125%, 5/1/31	A	500,000	523,570
Fishhawk, CCD IV Special Assmt. Bonds,
7.25%, 5/1/43	B/P	380,000	412,152
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A–	1,300,000	1,431,989
Lakewood Ranch, Stewardship Dist. Special
Assessment Bonds, (Village of Lakewood Ranch
South), 5.125%, 5/1/46	B+/P	900,000	922,023
Lakewood Ranch, Stewardship Dist. Special Assmt.,
(Azario), 4.00%, 5/1/40	B+/P	1,000,000	893,160
Lakewood Ranch, Stewardship Dist. Special Assmt.
Bonds, 4.875%, 5/1/35	BB–/P	460,000	465,768
Martin Cnty., Rev. Bonds, (Indiantown
Cogeneration), 4.20%, 12/15/25	A–	1,500,000	1,500,000
Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds,
(Mount Sinai Med. Ctr.), 5.00%, 11/15/29	Baa1	1,000,000	1,057,950
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds,
(Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,287,294
Midtown Miami Cmnty. Dev. Dist. Special Assmt.
Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB–/P	570,000	583,931
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.),
Ser. A, 5.00%, 4/1/39	Ba1	500,000	465,810
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017
Foundation for Global Understanding, Inc.),
5.00%, 7/1/39	AAA/P	690,000	645,530
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds, (Village
on the Isle), Ser. A, 5.00%, 1/1/37	BBB–/F	1,000,000	930,360
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds,
(Sarasota Memorial Hosp.), 4.00%, 7/1/48	A1	1,500,000	1,557,900
Southeast Overtown Park West Cmnty. Redev. Agcy.
144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	525,216
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee
Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	1,045,890

Managed Municipal Income Trust 21

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Florida cont.
Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	$495,000	$500,613
Village Cmnty. Dev. Dist. No. 10 Special Assmt.
Bonds, 5.75%, 5/1/31	BB/P	860,000	923,881
Village Cmnty. Dev. Dist. No. 11 Special Assmt.
Bonds, 4.50%, 5/1/45	BB–/P	980,000	991,201
Village Cmnty. Dev. Dist. No. 12 144A Special
Assessment Bonds, 4.00%, 5/1/33	BB–/P	740,000	738,513
Village Cmnty. Dev. Dist. No. 8 Special Assmt. Bonds,
(Phase II), 6.125%, 5/1/39	BBB–/P	360,000	361,318
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds,
5.00%, 5/1/22	BBB–/P	140,000	142,306
			18,133,590
Georgia (3.9%)
Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds,
(Delta Airlines), Ser. A, 8.75%, 6/1/29	Baa3	3,000,000	3,017,340
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds,
(Kennesaw State U. Real Estate Oblig. Group), Ser. C,
5.00%, 7/15/38	Baa2	765,000	798,216
GA State Private College & U. Auth. Rev. Bonds,
(Mercer U.), Ser. C, 5.25%, 10/1/30	Baa1	750,000	773,640
Gainesville & Hall Cnty., Dev. Auth. Edl. Fac. Rev.
Bonds, (Riverside Military Academy), 5.00%, 3/1/37	BB/F	1,450,000	1,249,944
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds,
Ser. A, 5.00%, 5/15/34	A3	3,345,000	3,677,393
Muni. Election Auth. of GA Rev. Bonds
(Plant Voltage Units 3 & 4), Ser. A, 5.50%, 7/1/60	A	2,000,000	2,075,100
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/59	A2	2,000,000	1,810,380
(Plant Vogtle Units 3 & 4), Ser. A, 4.00%, 1/1/49	A2	500,000	470,430
			13,872,443
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A,
5.00%, 10/1/34	Baa2	200,000	202,390
			202,390
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala
Nui), 5.125%, 11/15/32	A/F	400,000	427,812
			427,812
Idaho (0.6%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth.
Sys. Oblig. Group), Ser. A, 4.00%, 3/1/38	A3	2,000,000	2,104,320
			2,104,320
Illinois (15.3%)
Chicago, G.O. Bonds, Ser. A
6.00%, 1/1/38	BBB+	2,560,000	2,665,037
5.50%, 1/1/49	BBB+	1,000,000	992,260
5.00%, 1/1/40	BBB+	2,000,000	1,915,160
5.00%, 1/1/27	BBB+	1,750,000	1,786,243
Chicago, Special Assmt. Bonds, (Lake Shore East),
6.75%, 12/1/32	BB/P	1,556,000	1,556,902

22 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB–	$1,500,000	$1,446,000
Ser. H, 5.00%, 12/1/36	BB–	2,100,000	2,038,848
Chicago, Motor Fuel Tax Rev. Bonds, 5.00%, 1/1/29	Ba1	500,000	491,195
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A,
5.00%, 1/1/38	A	700,000	779,401
Chicago, Waste Wtr. Transmission Rev. Bonds, (2nd
Lien), 5.00%, 1/1/39	A	1,360,000	1,426,776
Chicago, Wtr. Wks Rev. Bonds
5.00%, 11/1/39	A	875,000	903,551
5.00%, 11/1/30	A	1,000,000	1,073,030
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	A+	500,000	505,855
Du Page Cnty., Special Svc. Area No. 31 Special Tax
Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	301,000	280,234
IL Fin. Auth. Rev. Bonds, FRB (Navistar Intl. Recvy.
Zone), 6.75%, 10/15/40	BB–	500,000	496,690
IL State G.O. Bonds
5.25%, 2/1/30	Baa3	1,000,000	966,620
5.00%, 11/1/41	Baa3	1,250,000	1,156,925
5.00%, 1/1/41	Baa3	700,000	648,914
5.00%, 2/1/39	Baa3	200,000	186,166
Ser. A, 5.00%, 5/1/38	Baa3	1,000,000	932,520
5.00%, 11/1/34	Baa3	500,000	472,860
5.00%, 1/1/33	Baa3	500,000	475,195
Ser. B, 5.00%, 10/1/31	Baa3	2,000,000	1,915,980
Ser. C, 5.00%, 11/1/29	Baa3	2,700,000	2,601,180
5.00%, 2/1/29	Baa3	2,075,000	2,003,579
5.00%, 1/1/29	Baa3	1,095,000	1,057,606
Ser. A, 5.00%, 12/1/28	Baa3	1,760,000	1,700,406
Ser. D, 5.00%, 11/1/28	Baa3	1,730,000	1,671,924
Ser. D, 5.00%, 11/1/26	Baa3	770,000	751,520
IL State Fin. Auth. Rev. Bonds
(Three Crowns Park), 5.25%, 2/15/47	BB–/P	540,000	425,785
(Plymouth Place), 5.25%, 5/15/45	BB+/F	1,000,000	886,930
(Three Crowns Park), 5.25%, 2/15/37	BB–/P	305,000	259,436
(Southern IL Healthcare Enterprises, Inc.),
5.00%, 3/1/33	A+	700,000	780,444
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	524,345
IL State Fin. Auth. Student Hsg. & Academic
Fac. Rev. Bonds
(U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	496,070
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,200,000	1,217,208
Metro. Pier & Exposition Auth. Rev. Bonds,
(McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50	BBB	3,000,000	2,742,120
Ser. B, stepped-coupon zero % (4.950%, 6/15/31),
12/15/47 ††	BBB	1,500,000	706,920
Metro. Wtr. Reclamation Dist. of Greater Chicago
G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA+	1,000,000	1,141,760

Managed Municipal Income Trust 23

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/33	AA	$625,000	$712,781
5.00%, 4/1/31	AA	500,000	578,935
4.00%, 4/1/40	AA	610,000	612,574
4.00%, 4/1/39	AA	500,000	503,195
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA–	2,000,000	2,269,880
Ser. A, 5.00%, 1/1/36	AA–	1,600,000	1,772,176
Ser. A, 4.00%, 1/1/39	AA–	1,750,000	1,680,543
Ser. A, 4.00%, 1/1/38	AA–	1,750,000	1,691,463
			53,901,142
Indiana (0.2%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds, (Butler U.),
Ser. B, 5.00%, 2/1/29	A–	500,000	524,705
			524,705
Kansas (0.2%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian
Manors), Ser. I, 5.00%, 5/15/33	BB–/P	500,000	451,870
Wyandotte, Cnty./Kansas City, Unified Govt. 144A
Rev. Bonds, (Legends Apt. Garage & West Lawn),
4.50%, 6/1/40	BB+/P	455,000	397,083
			848,953
Kentucky (3.1%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home
Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	800,180
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st
Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53	Baa3	1,100,000	1,125,883
KY State Econ. Dev. Fin. Auth. Rev. Bonds,
(Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	125,000	134,183
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds,
(Masonic Homes of KY), 5.375%, 11/15/42	BB–/P	900,000	813,510
KY State Pub. Energy Auth. Gas Supply Mandatory
Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A3	4,635,000	4,915,278
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds, (Norton Healthcare Oblig. Group),
5.50%, 10/1/33	A	3,000,000	3,241,320
			11,030,354
Louisiana (2.1%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U.
Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	3,000,000	3,168,840
LA State Pub. Fac. Solid Waste Disp. Auth. Rev.
Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39
(In default) †	D/P	500,000	5
Pub. Fac. Auth. Rev. Bonds, (Tulane U.), Ser. A,
4.00%, 12/15/50	A2	750,000	750,600
St. John The Baptist Parish Mandatory Put Bonds
(7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,500,000	2,913,155
St. Tammany, Public Trust Fin. Auth. Rev. Bonds,
(Christwood), 5.25%, 11/15/37	BB/P	385,000	373,412
			7,206,012

24 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Maine (0.7%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(ME Gen. Med. Ctr.), 7.50%, 7/1/32	Ba3	$1,000,000	$1,045,430
(MaineGeneral Health Oblig. Group), 6.95%, 7/1/41	Ba3	1,000,000	1,032,450
ME State Fin. Auth. Solid Waste Disp. 144A
Mandatory Put Bonds (8/1/25), (Casella Waste Syst.),
5.125%, 8/1/35	B2	500,000	519,855
			2,597,735
Maryland (1.5%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	550,000	535,106
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake
Linganore), 3.75%, 7/1/39	BB/P	1,410,000	1,153,366
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount
St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	469,055
MD Econ. Dev. Corp. Student Hsg. Rev. Bonds,
(Bowie State U.)
4.00%, 7/1/50	BBB–	200,000	180,140
4.00%, 7/1/40	BBB–	450,000	425,097
Prince Georges Cnty., Special Oblig. 144A Tax Alloc.
Bonds, (Westphalia Town Ctr.), 5.125%, 7/1/39	B/P	1,000,000	962,220
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)),
Ser. A, 6.00%, 7/1/34	B–/P	250,000	253,643
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	1,500,000	1,446,480
			5,425,107
Massachusetts (1.4%)
Lowell, Collegiate Charter School Rev. Bonds
5.00%, 6/15/54	BB–/P	1,250,000	1,045,775
5.00%, 6/15/39	BB–/P	1,000,000	900,990
MA State Dev. Fin. Agcy. Rev. Bonds
(Loomis Communities), Ser. A, 6.00%, 1/1/33	BBB/P	100,000	104,964
(Loomis Communities), Ser. A, U.S. Govt. Coll.,
6.00%, 1/1/33 (Prerefunded 7/1/23)	AAA/P	100,000	115,776
(Linden Ponds, Inc.), Ser. B, zero %, 11/15/56	B–/P	372,674	48,753
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden
Ponds, Inc. Fac.)
5.125%, 11/15/46	BB/F	1,000,000	847,180
5.00%, 11/15/38	BB/F	500,000	435,540
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28
(In default) †	D/P	995,000	746,250
MA State Port Auth. Special Fac. Rev. Bonds,
(Conrac), Ser. A, 5.125%, 7/1/41	A	750,000	772,770
			5,017,998
Michigan (7.0%)
Detroit, G.O. Bonds, 5.00%, 4/1/37	Ba3	750,000	730,020
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A,
5.25%, 7/1/39	Ba1	750,000	779,123
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos
Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A+	2,000,000	2,321,220
Kentwood, Economic Dev. Rev. Bonds, (Holland
Home), 5.625%, 11/15/32	BBB–/F	2,195,000	2,238,966

Managed Municipal Income Trust 25

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Michigan cont.
Kentwood, Economic Dev. Corp. Rev. Bonds,
(Holland Home Obligated Group)
5.00%, 11/15/41	BBB–/F	$1,000,000	$951,870
5.00%, 11/15/32	BBB–/F	1,250,000	1,256,575
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr.
Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	459,044
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA–	600,000	654,762
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence
Technological U.), 5.00%, 2/1/47	BB+	2,150,000	1,917,542
MI State Hosp. Fin. Auth. Rev. Bonds
(Trinity Health Corp. Oblig. Group), Ser. A,
4.00%, 12/1/49 T	Aa3	2,125,000	2,174,615
(Trinity Health Corp. Oblig. Group), Ser. A, U.S.
Govt. Coll, 5.00%, 12/1/47 T	Aa3	8,500,000	9,385,519
MI State Strategic Fund Ltd. Rev. Bonds,
(Worthington Armstrong Venture), 5.75%, 10/1/22
(Escrowed to maturity)	AAA/P	1,350,000	1,501,511
MI State Strategic Fund Ltd. Oblig. Rev. Bonds,
(Holland Home Oblig. Group), 5.00%, 11/15/43	BBB–/F	500,000	470,985
			24,841,752
Minnesota (1.3%)
Baytown Twp., Lease Rev. Bonds, Ser. A,
4.00%, 8/1/41	BB+	380,000	329,699
Ham Lake, Charter School Lease Rev. Bonds,
(DaVinci Academy of Arts & Science), Ser. A,
5.00%, 7/1/47	BB–/P	500,000	443,725
Rochester, Hlth. Care Fac. Rev. Bonds, (Olmsted
Med. Ctr.), 5.875%, 7/1/30	A/F	1,000,000	1,004,960
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds, (Country
Manor Campus, LLC)
5.25%, 9/1/30	B–/P	500,000	481,445
5.25%, 9/1/27	B–/P	750,000	747,690
St. Paul, Hsg. & Redev. Auth. Charter School Lease
Rev. Bonds, (Nova Classical Academy), Ser. A
6.625%, 9/1/42 (Prerefunded 9/1/21)	BBB–	250,000	269,188
6.375%, 9/1/31	BBB–	250,000	260,850
St. Paul, Port Auth. Lease Rev. Bonds, (Regions
Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A–/P	1,125,000	1,125,361
			4,662,918
Mississippi (1.6%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy
Resources, Inc.), 2.50%, 4/1/22	BBB+	5,600,000	5,617,920
			5,617,920
Missouri (0.8%)
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds,
(Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB–/P	875,000	759,098
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev.
Bonds, (Friendship Village), 5.25%, 9/1/53	BB+/F	2,500,000	2,126,675
			2,885,773

26 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Nebraska (1.4%)
Central Plains, Energy Mandatory Put Bonds
(1/1/24), (No. 4), 5.00%, 3/1/50	A3	$4,500,000	$4,856,985
			4,856,985
Nevada (0.8%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds,
(Mountains Edge Local No. 142), 5.00%, 8/1/21	A	425,000	442,523
Clark Cnty., Impt. Dist. No. 159 Special Assessment
Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	465,000	469,236
Las Vegas, Special Assmt. Bonds
5.00%, 6/1/31	B+/P	395,000	399,408
(Dist. No. 607 Local Impt.), 5.00%, 6/1/23	BBB–/P	310,000	321,396
Las Vegas, Impt. Dist. No. 812 Special Assessment
Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	250,000	251,953
Las Vegas, Special Impt. Dist. No. 814 Special
Assmt., (Summerlin Village No. 21 and 24A)
4.00%, 6/1/44	BB–/P	650,000	551,454
4.00%, 6/1/39	BB–/P	450,000	395,073
			2,831,043
New Hampshire (2.3%)
National Fin. Auth. 144A Rev. Bonds, (Covanta
Holding Corp.), Ser. C, 4.875%, 11/1/42	B1	1,275,000	1,172,873
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Rivermead), Ser. A, 6.875%, 7/1/41	BB+/P	2,000,000	2,023,980
(Rivermead), Ser. A, 6.625%, 7/1/31	BB+/P	1,320,000	1,337,358
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	1,000,000	1,065,460
(Kendel at Hanover), 5.00%, 10/1/40	BBB+/F	585,000	591,336
(Elliot Hosp.), 5.00%, 10/1/38	A3	250,000	253,383
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A–	1,000,000	1,102,870
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds,
(Hillside Village), Ser. A, 6.25%, 7/1/42	B–/P	750,000	595,215
			8,142,475
New Jersey (8.0%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM,
4.00%, 3/1/42	AA	1,250,000	1,333,138
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	995,000	1,066,998
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	1,000,000	1,017,840
Ser. EEE, 5.00%, 6/15/48	Baa1	3,000,000	2,932,650
(North Star Academy Charter School of Newark,
Inc.), 5.00%, 7/15/47	BBB–	1,000,000	1,017,010
Ser. AAA, 5.00%, 6/15/36	Baa1	350,000	352,485
(United Methodist Homes), Ser. A, 5.00%, 7/1/29	BBB–/F	500,000	488,130
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,117,300
5.00%, 6/15/26	BBB+	500,000	524,570
(NJ Transit Trans.), Ser. A, 4.00%, 11/1/39	Baa1	2,000,000	1,837,640
NJ State Econ. Dev. Auth. Fac. Rev. Bonds,
(Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,500,000	1,503,960
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds,
(Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	1,500,000	1,577,610
NJ State Econ. Dev. Auth. Wtr. Fac. Rev. Bonds,
(NJ American Wtr. Co.), Ser. D, 4.875%, 11/1/29	A1	700,000	710,661

Managed Municipal Income Trust 27

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
New Jersey cont.
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, (St.
Peter’s U. Hosp.), 6.25%, 7/1/35	Ba1	$2,000,000	$2,056,360
NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. A
5.00%, 12/15/39	Baa1	875,000	878,911
5.00%, 12/15/34	Baa1	4,400,000	4,441,976
North Hudson, Swr. Auth. Rev. Bonds, Ser. A, 5.00%,
6/1/42 (Prerefunded 6/1/22)	AAA/P	55,000	59,780
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B,
5.00%, 6/1/46	BB+	3,300,000	3,321,978
			28,238,997
New Mexico (1.9%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of San Juan, NM), Ser. D,
5.90%, 6/1/40	Baa2	500,000	500,255
(AZ Pub. Svc. Co.), Ser. B, 4.70%, 9/1/24	A2	2,000,000	2,027,900
NM State Hosp. Equip. Loan Council Hosp. Rev.
Bonds, Ser. A, 4.00%, 8/1/48	AA	3,400,000	3,637,252
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo
Retirement Residences), Ser. A, 5.00%, 5/15/39	BB+/F	500,000	454,795
			6,620,202
New York (8.9%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds,
(Garvies Point Pub. Impt.), Ser. C, stepped-coupon
zero% (5.625%, 1/1/24), 1/1/55 ††	B/P	300,000	245,580
Metro. Trans. Auth. Rev. Bonds
Ser. A-1, AGM, 4.00%, 11/15/42	AA	5,000,000	5,035,750
(Green Bonds), Ser. C-1, 4.00%, 11/15/32	A2	3,000,000	2,846,010
NY City, Transitional Fin. Auth. Rev. Bonds, Ser. B-1,
4.00%, 11/1/41 T	Aa1	5,000,000	5,411,350
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco
Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BBB	1,700,000	1,593,189
NY State Dorm. Auth. Sales Tax Rev. Bonds, Ser. A,
5.00%, 3/15/42 T	Aa1	10,845,000	12,365,773
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB–/P	750,000	740,348
(3 World Trade Ctr., LLC), Class 1-3,
5.00%, 11/15/44	BB–/P	2,350,000	2,253,815
Port Auth. of NY & NJ Special Oblig. Rev. Bonds,
(John F. Kennedy Intl. Air Term.), 6.00%, 12/1/42	Baa1	1,000,000	1,008,100
			31,499,915
North Carolina (1.2%)
NC State Med. Care Comm. Retirement
Fac. Rev. Bonds
(Aldersgate United Methodist Retirement Cmnty.,
Inc.), Ser. A, 5.00%, 7/1/47	BB/P	400,000	324,772
(Aldersgate United Methodist Church),
5.00%, 7/1/45	BB/P	825,000	677,020
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/38	BBB/F	1,750,000	1,762,110
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	916,518
(United Church Homes & Svcs. Oblig. Group),
Ser. A, 5.00%, 9/1/37	BB/P	500,000	469,605
			4,150,025

28 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Ohio (5.2%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	$11,825,000	$10,556,887
Ser. B-3, Class 2, zero %, 6/1/57	B+/P	6,000,000	635,100
Cleveland-Cuyahoga Cnty., Port Auth. Cultural
Fac. Rev. Bonds, (Playhouse Square Foundation),
5.50%, 12/1/53	BB+	1,500,000	1,356,255
Franklin Cnty., Hlth. Care Fac. Rev. Bonds,
(OH Presbyterian Retirement Svcs. (OPRS) Cmntys.
Oblig. Group), Ser. A, 5.625%, 7/1/26	BBB/F	1,250,000	1,256,500
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst.,
Inc.), Ser. C, 5.625%, 8/15/29	Baa1	245,000	245,544
OH State Air Quality Dev. Auth. Exempt Fac. 144A
Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,166,976
OH State Higher Edl. Fac. Comm. Rev.
Bonds, (Kenyon College), 5.00%, 7/1/44
(Prerefunded 7/1/20)	A	525,000	528,528
OH State Private Activity Rev. Bonds, (Portsmouth
Bypass), AGM, 5.00%, 12/31/35	AA	750,000	853,943
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB–/F	900,000	949,536
(Memorial Hlth. Syst. Oblig. Group),
5.00%, 12/1/43	BB–/F	150,000	149,549
Toledo-Lucas Cnty., Port Auth. FRB, (CSX Transn,
Inc.), 6.45%, 12/15/21	A3	500,000	538,305
			18,237,123
Oregon (1.2%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds,
(Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BBB/F	350,000	354,284
Portland, Rev. Bonds, Ser. C, 7.701%, 6/1/22	Aaa	3,000,000	3,194,640
Warm Springs, Reservation Confederated Tribes
144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/36	A3	500,000	577,035
5.00%, 11/1/34	A3	200,000	233,472
			4,359,431
Pennsylvania (4.1%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
(Robert Morris U.), Ser. A, 5.50%, 10/15/30	Baa3	1,000,000	1,007,520
(Robert Morris U.-UPMC Events Ctr.),
5.00%, 10/15/47	Baa3	1,820,000	1,726,871
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds,
(Allegheny Hlth. Network Oblig. Group), Ser. A,
5.00%, 4/1/35	A	1,200,000	1,360,524
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A,
5.125%, 10/15/37	BB	750,000	693,308
(Renaissance Academy Charter School),
5.00%, 10/1/34	BBB–	350,000	359,741
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev.
Bonds, (West Chester U. Student Hsg., LLC), Ser. A,
5.00%, 8/1/45	Baa3	1,000,000	1,007,830
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Asbury
PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	421,885

Managed Municipal Income Trust 29

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Pennsylvania cont.
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia
U.), 5.00%, 5/1/48	Baa3	$500,000	$474,815
Montgomery Cnty., Indl. Auth. Rev. Bonds,
(Whitemarsh Continuing Care Retirement Cmnty.),
Ser. A, 5.25%, 1/1/48	BB–/P	500,000	432,195
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes
Society Oblig. Group), 5.75%, 7/1/35	B+/P	1,500,000	1,414,455
PA State Econ. Dev. Fin. Auth. Solid Waste Disp.
144A Rev. Bonds, (Covanta Holding Corp.), Ser. A,
3.25%, 8/1/39	B1	2,200,000	1,616,714
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6.25%, 10/1/43
(Prerefunded 10/1/21)	AAA/P	500,000	538,745
(Gwynedd Mercy College), Ser. KK1,
5.375%, 5/1/42	BBB	785,000	810,136
PA State Tpk. Comm. Rev. Bonds, Ser. A,
5.00%, 12/1/44	A3	1,500,000	1,689,360
West Shore Area Auth. Rev. Bonds, (Lifeways
at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB–/F	785,000	757,447
			14,311,546
Puerto Rico (0.3%)
Cmnwlth. of PR, G.O. Bonds, (Pub. Impt.), Ser. A,
NATL, 5.50%, 7/1/20	Baa2	1,000,000	1,002,630
			1,002,630
South Carolina (3.8%)
Berkeley Cnty., Assmt. Rev. Bonds, (Nexton Impt.
Dist.), 4.375%, 11/1/49	BB–/P	1,000,000	760,290
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev.
Bonds, (High Point Academy), Ser. A
5.75%, 6/15/49	Ba1	1,000,000	1,007,030
5.75%, 6/15/39	Ba1	500,000	509,315
SC State Jobs-Econ. Dev. Auth. Rev. Bonds, (Bon
Secours Mercy Hlth.), 4.00%, 12/1/44	A1	4,000,000	4,195,920
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.50%, 12/1/54	A2	2,000,000	2,122,000
Ser. C, 5.00%, 12/1/46	A2	2,500,000	2,610,150
(Santee Cooper), Ser. D, 5.00%, 12/1/43	A2	1,000,000	1,025,270
Ser. A, 5.00%, 12/1/36	A2	1,000,000	1,074,430
			13,304,405
Tennessee (0.3%)
Tennergy Corp., Gas Mandatory Put Bonds
(10/1/24), Ser. A, 5.00%, 2/1/50	Aa2	1,000,000	1,113,360
			1,113,360
Texas (12.0%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift
Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	1,083,940
Central TX Regl. Mobility Auth. Rev. Bonds, (Sr. Lien),
Ser. A, 5.00%, 1/1/33	A–	525,000	548,011
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB–/P	2,500,000	2,551,025
(Idea Pub. Schools), 5.00%, 8/15/32	A–	315,000	329,556
(IDEA Pub. Schools), 5.00%, 8/15/28	A–	200,000	226,444

30 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Texas cont.
Dallas-Fort Worth, Intl. Arpt. Rev. Bonds, Ser. B,
4.50%, 11/1/45	A+	$2,535,000	$2,618,782
El Paso, G.O. Bonds
4.00%, 8/15/38	AA	2,000,000	2,247,600
Ser. A, 4.00%, 8/15/37	AA	1,000,000	1,127,470
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB–/F	250,000	235,678
(YMCA of the Greater Houston Area), Ser. A,
5.00%, 6/1/33	Baa2	1,000,000	1,010,170
Houston, Arpt. Syst. Rev. Bonds, Ser. B-1
5.00%, 7/15/35	BB–	2,500,000	2,458,450
5.00%, 7/15/30	BB–	650,000	644,833
La Vernia, Higher Ed. Fin. Corp. 144A Rev. Bonds,
(Meridian World School, LLC), Ser. A, 5.25%, 8/15/35	BB+	1,000,000	1,005,240
Love Field, Arpt. Modernization Corp. Special Fac.
Rev. Bonds, (Southwest Airlines Co.), 5.25%, 11/1/40	Baa1	3,500,000	3,500,455
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No.
1), Ser. A, AMBAC, 4.40%, 5/1/30	A–	1,250,000	1,375,988
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB–/P	500,000	434,175
(Collegiate Student Hsg. Island Campus, LLC),
Ser. A, 5.00%, 4/1/42	Ba1	1,830,000	1,541,647
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39	Baa3	500,000	507,930
(MRC Crestview), 5.00%, 11/15/36	BB+/F	200,000	188,194
(Woman’s U.-Collegiate Hsg. Denton, LLC),
Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,001,950
Newark, Higher Ed. Fin. Corp. Rev. Bonds, (Austin
Achieve Pub. Schools, Inc.), 5.00%, 6/15/48	BB–/P	500,000	484,065
Temple, Tax Increment 144A Tax Alloc. Bonds,
(Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	BB+	1,500,000	1,593,135
TX Private Activity Surface Trans. Corp. Rev. Bonds,
(Segment 3C), 5.00%, 6/30/58	Baa3	2,500,000	2,615,725
TX State G.O. Bonds, Ser. A, 5.00%, 10/1/44 T	AAA	8,000,000	9,006,295
TX State Muni. Gas Acquisition & Supply Corp. III Rev.
Bonds, 5.00%, 12/15/28	A3	1,500,000	1,565,835
TX State Private Activity Bond Surface Trans. Corp.
Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288
Toll Lane)), 5.00%, 12/31/50	Baa3	1,250,000	1,202,538
TX State Trans. Comm. Rev. Bonds, (State Hwy. 249
Sys.), Ser. A, zero %, 8/1/39	Baa3	700,000	286,909
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A,
5.00%, 9/1/40	BBB	700,000	758,492
			42,150,532
Utah (0.6%)
Infrastructure Agcy. Telecomm. Rev. Bonds,
4.00%, 10/15/39	BBB–/F	1,500,000	1,241,760
UT State Charter School Fin. Auth. Rev. Bonds,
(Summit Academy, Inc.), Ser. A, 5.00%, 4/15/44	AA	625,000	739,388
			1,981,148

Managed Municipal Income Trust 31

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Virginia (2.3%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt.
Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	$1,000,000	$922,960
Front Royal & Warren Cnty., Indl. Dev. Auth. Rev.
Bonds, (Valley Hlth. Oblig. Group), 4.00%, 1/1/50	A1	2,500,000	2,567,875
Henrico Cnty., Econ. Dev. Auth. Res. Care Fac. Rev.
Bonds, (United Methodist Homes), 5.00%, 6/1/22	BB+/P	185,000	184,632
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds, (Kendal at Lexington), 4.00%, 1/1/31	BBB–/F	675,000	611,901
Lower Magnolia Green Cmnty., Dev. Auth. 144A
Special Assmt. Bonds, 5.00%, 3/1/35	B/P	485,000	439,546
Small Bus. Fin. Auth. Private Activity Rev. Bonds,
(Transform 66-P3), 5.00%, 12/31/52	Baa3	1,000,000	1,006,510
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev.
Bonds, (United Church Homes & Svcs. Oblig. Group),
5.00%, 9/1/31	BB/P	500,000	486,480
VA State Small Bus. Fin. Auth. Rev. Bonds
(Elizabeth River Crossings OPCO, LLC),
6.00%, 1/1/37	BBB–	740,000	750,671
(Express Lanes, LLC), 5.00%, 7/1/34	BBB–	1,150,000	1,154,968
			8,125,543
Washington (4.8%)
Kalispel Tribe of Indians Priority Dist. Rev. Bonds,
Ser. A, 5.25%, 1/1/38	BB+/P	750,000	770,400
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	625,000	668,763
Port Seattle, Port Indl. Dev. Corp. Rev. Bonds, (Delta
Airlines, Inc.), 5.00%, 4/1/30	BB	800,000	806,000
Tobacco Settlement Auth. of WA Rev. Bonds,
5.25%, 6/1/32	A–	1,275,000	1,293,857
U. of WA Rev. Bonds, Ser. A, 5.00%, 4/1/50	Aaa	3,500,000	4,253,060
WA State G.O. Bonds, Ser. 21A
5.00%, 6/1/39 ###	Aaa	1,750,000	2,120,878
5.00%, 6/1/34 ###	Aaa	2,025,000	2,501,017
5.00%, 6/1/31 ###	Aaa	1,000,000	1,261,750
WA State Hlth. Care Fac. Auth. Mandatory Put Bonds
(7/1/22), (Fred Hutchinson Cancer Research Ctr.),
Ser. B, 1.37%, 1/1/42	A+	1,700,000	1,709,758
WA State Hsg. Fin. Comm. Rev. Bonds, (Wesley
Homes Lea Hill), 5.00%, 7/1/41	B/P	500,000	429,245
WA State Hsg. Fin. Comm. 144A Rev. Bonds,
(Presbyterian Retirement Cmnty. Northwest), Ser. A,
5.00%, 1/1/36	BB/F	1,175,000	1,079,050
			16,893,778
Wisconsin (3.1%)
Pub. Fin. Auth. 144A Rev. Bonds, (Roseman U.
of Hlth. Sciences), 5.00%, 4/1/40	BB	1,150,000	1,070,374
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig.
Group), 5.25%, 7/1/28	BBB+	350,000	353,766
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont
Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,150,000	1,201,980
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese
U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	Baa3	300,000	274,278

32 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (128.8%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Higher Ed. Fac. Rev. Bonds,
(Gannon U.)
5.00%, 5/1/47	BBB+	$250,000	$255,815
5.00%, 5/1/42	BBB+	1,090,000	1,120,226
Pub. Fin. Auth. Ltd. Oblig. Pilot 144A Rev. Bonds,
(American Dream at Meadowlands), 7.00%, 12/1/50	BB/P	1,000,000	938,010
Pub. Fin. Auth. Retirement Communities
Rev. Bonds, (Evergreens Oblig. Group), Ser. A,
5.00%, 11/15/49	BBB/F	1,750,000	1,662,045
Pub. Fin. Auth. Retirement Fac. Rev. Bonds,
(Southminster, Inc.), 5.00%, 10/1/43	BB/F	750,000	689,828
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds, (St.
John’s Cmnty., Inc.), Ser. B, 5.00%, 9/15/45	BBB–/F	250,000	226,345
WI State Pub. Fin. Auth Sr. Living Rev. Bonds, (Rose
Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB–/P	1,800,000	1,724,742
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds,
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	380,000	384,666
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church
Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/30	BB/F	945,000	938,914
			10,840,989
Total municipal bonds and notes (cost $470,018,050)			$454,493,907

	Principal amount/
SHORT-TERM INVESTMENTS (7.5%)*		shares	Value
Putnam Short Term Investment Fund 0.64% L	Shares	21,975,631	$21,975,631
U.S. Treasury Bills 0.011%, 8/6/20		746,000	745,784
U.S. Treasury Bills 0.056%, 7/9/20		180,000	179,969
U.S. Treasury Bills 0.310%, 7/23/20		977,000	976,809
U.S. Treasury Bills 0.502%, 5/5/20		150,000	149,999
U.S. Treasury Bills 1.022%, 6/11/20		448,000	447,951
U.S. Treasury Bills 1.543%, 7/16/20		18,000	17,996
U.S. Treasury Bills 1.571%, 5/7/20		$64,000	63,999
U.S. Treasury Bills zero%, 8/13/20		388,000	387,882
U.S. Treasury Bills zero%, 8/20/20 ∆		904,000	903,697
U.S. Treasury Bills 0.015%, 9/3/20 ∆		310,000	309,876
U.S. Treasury Bills 0.005%, 9/10/20 ∆		338,000	337,867
Total short-term investments (cost $26,497,291)			$26,497,460

TOTAL INVESTMENTS
Total investments (cost $496,515,341)	$480,991,367

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $352,741,106.

Managed Municipal Income Trust 33

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,024,628 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

L See Note 6 to the financial statements regarding investments in Putnam Short Term Investment Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

T Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

### When-issued security (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $49,096,959 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.22%, 0.33% and 0.56%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	28.8%
Education	17.8
State debt	15.2
Transportation	12.4
Utilities	11.8

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A.
$10,800,000	$723,935 E	$—	10/18/31	1.404% —	SIFMA Municipal	$(723,935)
				Quarterly	Swap index —
					Quarterly
20,000,000	682,020 E	—	10/18/26	SIFMA Municipal	1.182% — Quarterly	682,020
				Swap index —
				Quarterly

34 Managed Municipal Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-			Unrealized
Swap counterparty/		received	tion	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
Citibank, N.A. cont.
$18,915,000	$622,568 E	$—	10/20/26	SIFMA Municipal	1.159% — Quarterly	$622,568
				Swap index —
				Quarterly
5,567,000	715,471 E	—	10/21/41	1.559% —	SIFMA Municipal	(715,470)
				Quarterly	Swap index —
					Quarterly
Upfront premium received		—		Unrealized appreciation		1,304,588
Upfront premium (paid)		—		Unrealized (depreciation)		(1,439,405)
Total		$—		Total		$(134,817)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Citibank, N.A.
$793,000	$65,144	$—	5/21/20	—	1.86% minus	$(65,144)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
1,585,000	132,248	—	6/4/20	—	1.86% minus	(132,248)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
2,300,000	133,453	—	5/14/20	—	1.98% minus	(133,453)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
955,000	80,953	—	6/2/20	—	2.7% minus	(80,953)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
1,915,000	165,753	—	6/4/20	—	2.71% minus	(165,753)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity

Managed Municipal Income Trust 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Morgan Stanley & Co. International PLC
$990,000	$83,308	$—	5/21/20	—	1.85% minus	$(83,308)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
990,000	81,328	—	5/21/20	—	1.86% minus	(81,327)
					Municipal Market
					Data Index AAA
					municipal yields
					30 Year rate — At
					maturity
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(742,186)
Total		$—		Total		$(742,186)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$454,493,907	$—
Short-term investments	21,975,631	4,521,829	—
Totals by level	$21,975,631	$459,015,736	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$(134,817)	$—
Total return swap contracts	—	(742,186)	—
Totals by level	$—	$(877,003)	$—

The accompanying notes are an integral part of these financial statements.

36 Managed Municipal Income Trust

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $474,539,710)	$459,015,736
Affiliated issuers (identified cost $21,975,631) (Notes 1 and 6)	21,975,631
Cash	121,800
Interest and other receivables	6,570,886
Receivable for investments sold	3,733,081
Unrealized appreciation on OTC swap contracts (Note 1)	1,304,588
Prepaid assets	31,941
Total assets	492,753,663

LIABILITIES
Payable for investments purchased	3,884,646
Payable for purchases of delayed delivery securities (Note 1)	5,701,422
Payable for compensation of Manager (Note 2)	595,392
Payable for custodian fees (Note 2)	2,223
Payable for investor servicing fees (Note 2)	30,820
Payable for Trustee compensation and expenses (Note 2)	152,232
Payable for administrative services (Note 2)	754
Payable for floating rate bonds issued (Note 1)	26,235,731
Distributions payable to shareholders	1,666,839
Unrealized depreciation on OTC swap contracts (Note 1)	2,181,591
Preferred share remarketing agent fees	48,019
Other accrued expenses	162,888
Total liabilities	40,662,557
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$352,741,106

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$370,948,617
Total distributable earnings (Note 1)	(18,207,511)
Total — Representing net assets applicable to common shares outstanding	$352,741,106

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($352,741,106 divided by 48,880,001 shares)	$7.22

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 37

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $68,940 from investments in affiliated issuers) (Note 6)	$10,211,422
Total investment income	10,211,422

EXPENSES
Compensation of Manager (Note 2)	1,329,309
Investor servicing fees (Note 2)	98,183
Custodian fees (Note 2)	6,941
Trustee compensation and expenses (Note 2)	6,294
Administrative services (Note 2)	6,571
Interest and fees expense (Note 2)	239,772
Preferred share remarketing agent fees	75,341
Other	227,164
Fees waived and reimbursed by Manager (Note 2)	(23,369)
Total expenses	1,966,206
Expense reduction (Note 2)	(4)
Net expenses	1,966,202

Net investment income	8,245,220

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	345,916
Futures contracts (Note 1)	(820,446)
Swap contracts (Note 1)	518,830
Total net realized gain	44,300
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(43,501,103)
Swap contracts	(506,993)
Total change in net unrealized depreciation	(44,008,096)

Net loss on investments	(43,963,796)

Net decrease in net assets resulting from operations	(35,718,576)

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	(288,446)
From tax exempt net investment income	(907,564)
Net decrease in net assets resulting from operations (applicable to common shareholders)	$(36,914,586)

The accompanying notes are an integral part of these financial statements.

38 Managed Municipal Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$8,245,220	$18,869,139
Net realized gain on investments	44,300	7,875,843
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(44,008,096)	19,263,687
Net increase (decrease) in net assets resulting
from operations	(35,718,576)	46,008,669

Distributions to Series A and C remarketed preferred
shareholders (Note 1):
From ordinary income
Taxable net investment income	(288,446)	(77,116)
From tax exempt net investment income	(907,564)	(2,047,810)
From net realized long-term gains on investments	—	(467,121)
Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	(36,914,586)	43,416,622

Distributions to common shareholders (Note 1):
From ordinary income
Taxable net investment income	(2,501,634)	(576,790)
From tax exempt net investment income	(6,925,322)	(14,726,715)
Net realized long-term gains on investments	—	(3,493,854)
Decrease from shares repurchased (Note 4)	(2,159,037)	(8,401,154)
Total increase (decrease) in net assets	(48,500,579)	16,218,109

NET ASSETS
Beginning of period	401,241,685	385,023,576
End of period	$352,741,106	$401,241,685

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	49,204,185	50,407,625
Shares repurchased (Note 5)	(324,184)	(1,203,440)
Common shares outstanding at end of period	48,880,001	49,204,185

Series A Remarketed preferred shares outstanding at
beginning and end of period	240	240

Series C Remarketed preferred shares outstanding at
beginning and end of period	1,507	1,507

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 39

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
Six months				Year ended
	ended**
	4/30/20	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period
(common shares)	$8.15	$7.64	$7.95	$8.10	$7.97	$7.94
Investment operations:
Net investment income[a]	.17	.38	.40	.39	.43	.45
Net realized and unrealized
gain (loss) on investments	(.90)	.54	(.35)	(.17)	.15	(.02)
Total from investment operations	(.73)	.92	.05	.22	.58	.43
Distributions to preferred shareholders:
From net investment income	(.02)	(.04)	(.04)	(.02)	(.01)	— [e]
From capital gains	—	(.01)	—	—	—	—
Total from investment operations
(applicable to common shareholders)	(.75)	.87	.01	.20	.57	.43
Distributions to common shareholders:
From net investment income	(.19)	(.31)	(.37)	(.39)	(.44)	(.43)
From capital gains		(.07)	—	—	—	—
From return of capital	—	—	—	(.01)	—	—
Total distributions	(.19)	(.38)	(.37)	(.40)	(.44)	(.43)
Increase from shares repurchased	.01	.02	.05	—[e]	—[e]	.03
Increase from Preferred shares
tender offer	—	—	—	.05	—	—
Net asset value, end of period
(common shares)	$7.22	$8.15	$7.64	$7.95	$8.10	$7.97
Market price, end of period
(common shares)	$6.68	$7.97	$6.71	$7.43	$7.48	$7.30
Total return at market price (%)
(common shares)[b]	(14.06)*	24.89	(4.91)	4.84	8.38	8.11
Total return at net asset value (%)
(common shares)[b]	(9.20)*	11.91	0.71	3.32	7.20	6.00

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$352,741	$401,242	$385,024	$426,968	$436,309	$430,032
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	.50*[h]	1.01	1.03	1.13[g]	.92	.90
Ratio of net investment income
to average net assets (%)[c]	1.79*	4.21	4.54	4.73	5.09	5.57
Portfolio turnover (%)	23*	36	28	30	24	13

(Continued on next page)

40 Managed Municipal Income Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2020	0.06%
October 31, 2019	0.14
October 31, 2018	0.17
October 31, 2017	0.06
October 31, 2016	0.03
October 31, 2015	0.02

g Includes 0.17% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

h Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waiver, the expenses of the fund for the period ended April 30, 2020 reflect a reduction of 0.01% average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 41

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations,

42 Managed Municipal Income Trust

the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Managed Municipal Income Trust 43

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $877,003 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,024,628 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse

44 Managed Municipal Income Trust

floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $40,408,574 were held by the TOB trust and served as collateral for $26,235,731 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $168,402 for these investments based on an average interest rate of 1.39%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $496,391,055, resulting in gross unrealized appreciation and depreciation of $8,721,743 and $24,998,434, respectively, or net unrealized depreciation of $16,276,693.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually The fund uses targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred Series A shares is generally a 28 day period, and generally a 7 day period for Class C. The applicable dividend rate for the remarketed preferred shares on April 30, 2020 was 1.909% on class A, and 1.909% for Series C.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

Managed Municipal Income Trust 45

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.270% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management reimbursed $23,369 to the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $301, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

46 Managed Municipal Income Trust

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$118,116,440	$134,721,124
U.S. government securities (Long-term)	—	—
Total	$118,116,440	$134,721,124

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2019, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 356 day period ending September 30, 2020 (based on shares outstanding as of October 9, 2019). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 9, 2019 (based on shares outstanding as of October 9, 2018). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam Management’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020. Putnam Management has proposed to reinstate the share repurchase program effective July 1, 2020, subject to the approval of the Trustees of your fund.

For the reporting period, the fund repurchased 324,184 common shares for an aggregate purchase price of $2,159,037, which reflects a weighted-average discount from net asset value per share of 10.58%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 1,203,440 common shares for an aggregate purchase price of $8,401,154, which reflected a weighted-average discount from net asset value per share of 9.36%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,637 shares of the fund (0.003% of the fund’s shares outstanding), valued at $11,819 based on net asset value.

Managed Municipal Income Trust 47

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Short Term
Investment Fund*	$—	$104,319,686	$82,344,055	$68,940	$21,975,631
Total Short-term
investments	$—	$104,319,686	$82,344,055	$68,940	$21,975,631

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	6
OTC interest rate swap contracts (notional)	$69,500,000
OTC total return swap contracts (notional)	$27,200,000

48 Managed Municipal Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$1,304,588	Payables	$2,181,591
Total		$1,304,588		$2,181,591

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(820,446)	$518,830	$(301,616)
Total	$(820,446)	$518,830	$(301,616)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Interest rate contracts	$(506,993)	$(506,993)
Total	$(506,993)	$(506,993)

Managed Municipal Income Trust 49

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Citibank, N.A.	Morgan Stanley & Co. International PLC	Total
Assets:
OTC Interest rate swap contracts*#	$1,304,588	$—	$1,304,588
OTC Total return swap contracts*#	—	—	—
Total Assets	$1,304,588	$—	$1,304,588
Liabilities:
OTC Interest rate swap contracts*#	1,439,405	—	1,439,405
OTC Total return swap contracts*#	577,551	164,635	742,186
Total Liabilities	$2,016,956	$164,635	$2,181,591
Total Financial and Derivative Net Assets	$(712,368)	$(164,635)	$(877,003)
Total collateral received (pledged)†##	$(712,368)	$(164,635)
Net amount	$—	$—
Controlled collateral received (including TBA
commitments)**	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(847,681)	$(176,947)	$(1,024,628)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

50 Managed Municipal Income Trust

Shareholder meeting results (Unaudited)

April 24, 2020 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
38,867,390	1,901,514	485,861

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	39,072,154	2,182,617
Ravi Akhoury	39,066,353	2,188,418
Barbara M. Baumann	40,272,380	982,390
Catharine Bond Hill	40,307,127	947,644
Paul L. Joskow	39,563,914	1,690,857
Kenneth R. Leibler	39,476,786	1,777,984
Robert L. Reynolds	40,068,369	1,186,402
Mona K. Sutphen	39,298,222	1,956,549
Manoj P. Singh	40,250,130	1,004,641

At the meeting, each of the preferred nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Katinka Domotorffy	1,661	—
George Putnam, III	1,661	—

All tabulations are rounded to the nearest whole number.

Managed Municipal Income Trust 51

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

52 Managed Municipal Income Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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Call Putnam at 1-800-225-1581.

SA700 321382 6/20

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant's identified portfolio managers included in the registrant's report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 — November 30, 2019	—	—	—	4,920,418
December 1 — December 31, 2019	—	—	—	4,920,418
January 1 — January 31, 2020	—	—	—	4,920,418
February 1 — February 28, 2020	—	—	—	4,920,418
March 1 — March 31, 2020	324,184	$6.66	324,184	4,596,234
April 1 — April 30, 2020	—	—	—	4,596,234

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2018, which was in effect between October 10, 2018 and October 9, 2019, allowed the fund to repurchase up to 5,077,210 of its shares. The program renewed by the Board in September 2019, which is in effect between October 10, 2019 and September 30, 2020, allows the fund to repurchase up to 4,920,418 of its shares. At Putnam Management's recommendation, the share repurchase program was temporarily suspended on March 24, 2020. Putnam Management has proposed to reinstate the share repurchase program effective July 1, 2020, subject to the approval of the Trustees of your fund.

**	Information prior to October 10, 2019 is based on the total number of shares eligible for repurchase under the program, as amended through September 2018. Information from October 10, 2019 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2019.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020